SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2004

APPLETON PAPERS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 734-9841

Item 5.  Other Matters.

On May 26, 2004, Appleton Papers Inc. issued a press release announcing the results of the Consent Solicitation for its outstanding 12-1/2% Senior Subordinated Notes due 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

    99.1

    Press Release dated May 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2004	APPLETON PAPERS INC.

By: /s/ Dane E. Allen
Dane E. Allen Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 26, 2004